UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN

PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

(Amendment No. )

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MicroStrategy Incorporated

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Your Vote Counts! MICROSTRATEGY INCORPORATED d/b/a STRATEGY 2025 Annual Meeting Vote by June 11, 2025 11:59 PM EDT MICROSTRATEGY INCORPORATED d/b/a STRATEGY ATTN: GENERAL COUNSEL 1850 TOWERS CRESCENT PLAZA TYSONS CORNER, VA 22182 V74417-P32098 You invested in MICROSTRATEGY INCORPORATED d/b/a STRATEGY and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 12, 2025. Get informed before you vote View the Annual Report and Notice of Meeting & Proxy Statement online at www.ProxyVote.com OR you can receive a free paper or email copy of the material(s) by requesting prior to May 29, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually by Attending the Meeting* Date: June 12, 2025 Time: 10:00 a.m., Eastern Daylight Time Location: Virtually at www.virtualshareholdermeeting.com/MSTR2025 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items 1. To elect the following eight (8) directors for the next year. For Nominees: 01) Michael J. Saylor 02) Phong Q. Le 03) Brian P. Brooks 04) Jane A. Dietze 05) Stephen X. Graham 06) Jarrod M. Patten 07) Carl J. Rickertsen 08) Gregg J. Winiarski 2. To ratify the selection of KPMG LLP as Strategy’s independent registered public accounting firm for the fiscal year ending December 31, 2025. For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V74418-P32098